EXHIBIT 32.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of (18 U.S.C. 1350), the undersigned officer of Avalanche International Corp., a Nevada corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief, that:

     1. The Annual Report on Form 10-K for the year ended November 30, 2012 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Form 10-K fairly presents, in all materials respects, the financial condition and results of operations of the Company.


Date: March 11, 2013         /s/ John Pulos
                             ---------------------------------------------------
                             John Pulos
                             Chief Executive Officer and Chief Financial Officer
                             Principal Executive Officer, Principal Accounting
                             Officer and Principal Financial Officer

This certification shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act.